UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Accenture plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on February 3, 2016.

C/O CORPORATE SECRETARY, 161 N. CLARK STREET CHICAGO, ILLINOIS 60601	Meeting Information
Meeting Type: Annual General Meeting of Shareholders
For holders as of: December 7, 2015
	Date: February 3, 2016	Time: 12:00 pm, local time
Location: Accenture New York Office
1345 Avenue of the Americas, 6th Floor
New York, New York 10105, USA
(video conference facilities will be available for shareholders to participate in the meeting at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland)
For directions to the meeting, please contact:
Corporate Secretary
c/o Accenture, 161 N. Clark Street
Chicago, Illinois 60601, USA

You are receiving this communication because you hold shares in Accenture plc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

    Before You Vote

        How to Access the Proxy Materials

Materials Available to VIEW or RECEIVE:

The 2015 Proxy Statement, Notice of Annual Meeting and Annual Report for the fiscal year ended August 31, 2015 (the “Proxy Materials”) and our Irish financial statements

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of the Proxy Materials, or proxy materials for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*     To request a paper copy of the Proxy Materials for the current meeting by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Please note that this e-mail will not register your preferences for future shareholder meetings. In addition, requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make all requests as instructed above on or before January 20, 2016 to facilitate timely delivery in advance of the meeting.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com, or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the Proxy Materials, which will also include a proxy card.

Vote In Person: You may attend the meeting, or send a personal representative with an appropriate proxy, to vote by poll card at the meeting. Please follow the instructions below under “Shareholder Meeting Registration.” Please contact: Corporate Secretary, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA, for additional information about sending a personal representative on your behalf.

Shareholder Meeting Registration: At the entrance to the meeting, we will request to see your admission ticket and valid photo identification, such as a driver’s license or passport. We encourage you to request an admission ticket in advance of the meeting. You may request admission tickets by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number printed in the box marked by the arrow .. If you do not request an admission ticket in advance, we will request to see proof of share ownership at the entrance to the meeting. Please refer to the proxy statement for additional details. Shareholders may also participate in the meeting by attending at Accenture’s Dublin office, located at 1 Grand Canal Square, Grand Canal Harbour, Dublin 2, Ireland at 5:00 pm local time where shareholders will be able to participate by video conference and submit a poll card during the meeting.

Voting Items

Accenture plc (“Accenture”)

The Board of Directors recommends that you vote “FOR” each of the director nominees in Proposal No. 1 and “FOR” Proposals No. 2, 3, 4, 5, 6, 7A, 7B, 8A, 8B, 9, 10, 11 and 12:

1.     Re-appointment of the following nominees to the Board of Directors:

        Nominees:

1a.    Jaime Ardila

1b.    Dina Dublon

1c.    Charles H. Giancarlo

1d.    William L. Kimsey

1e.    Marjorie Magner

1f.    Blythe J. McGarvie

1g.    Pierre Nanterme

1h.    Gilles C. Pélisson

1i.    Paula A. Price

1j.    Arun Sarin

1k.    Wulf von Schimmelmann

1l.    Frank K. Tang

2.     To approve, in a non-binding vote, the compensation of our named executive officers.

3.     To approve an amendment to the Amended and Restated Accenture plc 2010 Share Incentive Plan to increase the number of shares available for issuance, establish limits on annual compensation granted to our non-employee directors and make other amendments.

4.     To approve an amendment to the Accenture plc 2010 Employee Share Purchase Plan to increase the number of shares available for issuance and make other amendments.

5.	To ratify, in a non-binding vote, the appointment of KPMG LLP (KPMG) as the independent auditors of Accenture and to authorize, in a binding vote, the Audit Committee of the Board of Directors to determine KPMG’s remuneration.

6.	To amend the Company’s Articles of Association to implement “proxy access.”

7A.	To amend the Company’s Articles of Association to enhance the advance notice provisions and make certain administrative amendments.

7B.	To amend the Company’s Memorandum of Association to make certain administrative amendments.

8A.	To amend the Company’s Articles of Association to provide for plurality voting in the event of a contested election.

8B.	To amend the Company’s Articles of Association to grant the Board sole authority to determine its size.

9.	To grant the Board of Directors the authority to issue shares under Irish law.

10.	To grant the Board of Directors the authority to opt-out of statutory pre-emption rights under Irish law.

11.	To authorize Accenture and its subsidiaries to make open-market purchases of Accenture Class A ordinary shares under Irish law.

12.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law.